Consolidated Balance Sheets - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Assets
Cash and cash equivalents	$ 3,347	$ 3,522
Accrued interest receivable	844	1,171
Loans receivable, net	48,387	58,130
Real estate investments	13,529	435
Foreclosed assets, net	1,356	130
Premises and equipment	805	828
Other assets	1,095	618
Total assets	69,363	64,834
Liabilities, Preferred Equity, and Members’ Capital
Customer interest escrow	353	292
Accounts payable and accrued expenses	768	609
Accrued interest payable	3,280	3,861
Notes payable secured, net of deferred financing costs	21,102	21,519
Notes payable unsecured, net of deferred financing costs	35,213	31,786
Deferred revenue – real estate investments	74
Total liabilities	60,790	58,067
Commitments and Contingencies (Note 14)
Preferred Equity
Series C preferred equity		4,773
Members’ Capital
Series C preferred equity	6,430
Class A common equity	2,143	1,994
Members’ capital	8,573	1,994
Total liabilities, preferred equity and members’ capital	$ 69,363	$ 64,834